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                                                                    Exhibit 32.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with filing the Annual Report on Form 10-KSB for the year ended December 31, 2003 (the "Report") by Champion Communication Services, Inc. ("Registrant"), each of the undersigned hereby certifies that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                                     /s/ Albert F. Richmond
                                                     ---------------------------
                                                     Albert F. Richmond
                                                     Chief Executive Officer

                                                     /s/ Pamela R. Cooper
                                                     ---------------------------
                                                     Pamela R. Cooper
                                                     Chief Financial Officer

Date: March 23, 2004

A signed original of this written statement required by Section 906 has been provided to Champion Communication Services, Inc. and will be retained by Champion Communication Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.